UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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SPAR Group, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 7, 2013

To The Stockholders of SPAR Group, Inc.

The 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") of SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "SPAR Group" or the "Company"), will be held at 12:00 p.m., Eastern Daylight Time, on Tuesday, May 7, 2013, at Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey, 07201-2114, for the following purposes:

1.	To elect seven Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified;

2.
To ratify, on an advisory basis, the appointment of Rehmann Robson as the principal independent registered public accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2013;

3.	To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement (i.e., "say on pay");

4.
To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"); and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on March 28, 2013, will be entitled to notice of and to vote at the 2013 Annual Meeting or any adjournment or postponement thereof.

A copy of SGRP's Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission ("SEC") on April 2, 2013 (the "2012 Annual Report"), together with a letter to its stockholders from SGRP's Chief Executive Officer and President, is being mailed with this Notice but is not to be considered part of the attached Proxy Statement or other proxy soliciting material.

By Order of the Board of Directors

James R. Segreto Secretary, Treasurer and Chief Financial Officer

April 19, 2012
White Plains, New York

YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR CAST YOUR PROXY VOTES BY TELEPHONE OR INTERNET, AS PROVIDED IN THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.  REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MR. JAMES R. SEGRETO, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 333 WESTCHESTER AVENUE, SOUTH BUILDING, SUITE 204, WHITE PLAINS, NEW YORK 10604.

SPAR GROUP, INC
333 Westchester Avenue
South Building, Suite 204
White Plains, New York 10604
_________________

PROXY STATEMENT
2013 Annual Meeting of Stockholders
To Be Held May 7, 2013
_________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation", and together with its subsidiaries, the "SPAR Group" or the "Company"), for use at the 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") to be held on Tuesday, May 7, 2013, at 12:00 p.m., Eastern Daylight Time, at Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey, 07201-2114, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2013 Annual Meeting were mailed or delivered to the stockholders of SGRP on or about April 19, 2013.

MATTERS TO BE CONSIDERED

The 2013 Annual Meeting has been called to (1) elect seven Directors of SGRP to serve during the ensuing year and until their successors are elected and qualified, (2) ratify, on an advisory basis, the appointment by SGRP's Audit Committee of Rehmann Robson ("Rehmann") as the principal independent auditors of SGRP and its direct and indirect subsidiaries for the year ending December 31, 2013, (3) advise the Corporation on certain matters of executive compensation, (4) advise the Corporation on the frequency with which it should request an advisory vote from its stockholders respecting executive compensation, and (5) transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND VOTING

The Board has fixed the close of business on March 28, 2013, as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2013 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 20,474,043 shares outstanding of SGRP's common stock, $0.01 par value (the "Common Stock"), and there were no shares outstanding of SGRP's series "A" preferred stock, $0.01 par value (the "Preferred Stock").

QUORUM AND VOTING REQUIREMENTS

The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the 2013 Annual Meeting will constitute a quorum for the transaction of business at the 2013 Annual Meeting. As to all matters scheduled to come before this meeting, each stockholder is entitled to one vote for each share of Common Stock. Under Delaware law, shares not voted by brokers (called "broker non-votes") are considered not entitled to vote. However, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

A plurality of votes cast (which means the most votes, even though less than a majority) at the 2013 Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. In a field of more than seven nominees, the seven nominees receiving the most votes would be elected as directors. The affirmative vote of a majority of votes cast at the 2013 Annual Meeting in person or by proxy is required to ratify, on an advisory basis, the selection of Rehmann as SGRP's principal independent auditors for the year ending December 31, 2013.  Votes withheld, in the case of the election of directors, and abstentions and any broker non-votes with respect to the ratification of independent auditors, are not considered votes cast with respect to that matter and, consequently, will have no effect on the vote on that matter, but, as noted above, are counted in determining a quorum. Brokers who are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds of record (in "street name") for its customers with respect to non-contested elections of directors and certain other matters. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect.

All proxies that are properly completed, signed and returned prior to the 2013 Annual Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors, (b) in favor of the proposal to ratify, on an advisory basis, the appointment of Rehmann as the Company's principal independent auditors, (c) in favor of the proposal to approve, on an advisory basis, the compensation of the named executive officers as disclosed in Executive Compensation, Equity Awards and Options, below, and (d) in favor of "One Year" respecting the proposal to select, on an advisory basis, whether the Corporation should obtain an advisory vote from its stockholders respecting executive compensation every one, two or three years. Management does not intend to bring before the 2013 Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the 2013 Annual Meeting. If any other matters or motions come before the 2013 Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions to the greatest extent permitted by applicable law including any matter dealing with the conduct of the 2013 Annual Meeting. Proxies may be revoked at any time prior to their exercise (1) by written notification to the Secretary of SGRP at SGRP's principal executive offices located at 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, (2) by delivering a duly executed proxy bearing a later date, or (3) by the stockholder attending the 2013 Annual Meeting and voting his or her shares in person.

PROPOSAL 1 — ELECTION OF DIRECTORS

Seven Directors are to be elected at the 2013 Annual Meeting to serve on SGRP's Board of Directors (the "Board") until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

The nominees for election are Mr. Robert G. Brown, Mr. William H. Bartels, Mr. Gary S. Raymond, Mr. Jack W. Partridge, Mr. Lorrence T. Kellar, Mr. C. Manly Molpus and Mr. Arthur B. Drogue, all of whom are currently Directors of SGRP. The age, principal occupation and certain other information respecting each nominee are stated on pages 4 and 5. The nominees were approved and recommended by the Governance Committee (See below) and nominated by the Board at a meeting on March 7, 2013.

In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of each of those nominees.

Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director of SGRP if elected. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by SGRP. Management has no present knowledge that any of the persons named will be unable to serve.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company. However, Messrs. Raymond, Brown and Bartels are executive officers and Messrs. Brown and Bartels are significant stockholders of SGRP.

The number of Directors on the Board is currently fixed at seven (See Board Size, page below).

THE BOARD OF DIRECTORS AND THE GOVERNANCE COMMITTEE EACH UNANIMOUSLY
RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL 2 — RATIFICATION, ON AN ADVISORY BASIS, OF THE APPOINTMENT OF
REHMANN ROBSON AS THE COMPANY'S PRINCIPAL INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed Rehmann Robson ("Rehmann") as the principal independent registered accounting firm to audit the consolidated financial statements of the Company for its year ending December 31, 2013, subject to the Audit Committee's review of the final terms of Rehmann's engagement and plans for their audit. A resolution will be submitted to stockholders at the 2013 Annual Meeting for the ratification of such appointment on an advisory (i.e. non-binding) basis. Since May of 2003, all audit and permitted non-audit services to be performed by the Company's principal independent auditor have required approval by SGRP's Audit Committee. Stockholder ratification of the appointment of Rehmann or anyone else for non-audit services is not required and will not be sought.

Rehmann has served as the Company's principal independent accountants since 2004.

Audit Fees

The fees rendered by Rehmann as principal accountant to the Company (i.e. SGRP and its subsidiaries) for the annual audit and quarterly review of its financial statements for its fiscal years ended December 31, 2012 and 2011were $237,500 and $173,500, respectively.  Those services also include the 401(k) audit for the previous plan year,  review of SGRP's Annual Reports on form 10-K and Quarterly Reports on Form' 10-Q. As required by law, the engagement of the Company's principal independent accountant and the audit services to be performed by it have been approved in advance by SGRP's Audit Committee.

Audit-Related Fees, Tax Fees, and All Other Fees

During the Company's fiscal year ended December 31, 2012 and 2011, the Company did not engage Rehmann to provide advice regarding financial information systems design or implementation.  In 2012 and 2011 the Company did engage Rehmann to prepare the Company's 2011 and 2010 tax returns and for those services paid Rehmann $75,600 and $70,500, respectively.  Rehmann was also engaged to review SEC correspondence, 404 documentation and other qualified services for which Rehmann was paid $36,500 and $37,750 in 2012 and 2011, respectively. No other non-audit services were performed by Rehmann in 2012 or 2011.

Since 2003, as required by law, each non-audit service performed by the Company's auditor either (i) was approved in advance on a case-by-case basis by SGRP's Audit Committee, or (ii) fit within a pre-approved "basket" of audit-related, tax and other non-audit services of limited amount, scope and duration established in advance by SGRP's Audit Committee. In connection with the standards for independence of the Company's independent registered public accounting firm promulgated by the Securities and Exchange Commission, the Audit Committee considers (among other things) whether the provision of such services would be compatible with maintaining the independence of Rehmann.

Anticipated Attendance by Rehmann Robson at the 2013 Annual Meeting

Rehmann has indicated to the Company that it intends to have representatives available during the 2013 Annual Meeting who will respond to appropriate questions. These representatives will have the opportunity to make a statement during the meeting if they so desire.

Changes in the Scope of Certain Foreign Subsidiary Local Audits

The Company from time to time engages foreign independent accounting firms in connection with the local audits of its foreign subsidiaries.  Some provide procedures for Rehmann while others perform local statutory audits or full audits that are U.S. GAAP and PCAOB compliant.  The Company has not asked, and does not plan to ask, for advisory votes from its stockholders on any of those foreign accounting firms, and none of them will have representatives available during the 2013 Annual Meeting.  Questions instead may be addressed to the representatives of Rehmann present at the meeting (see above).

In the Company's 2011 audit report, Rehmann accepted audit responsibility for the financial statements of SGRP's then newly formed Mexican subsidiary, SPAR TODOPROMO, SAPI, de CV ("Todopromo"), and SGRP's South African subsidiary, SGRP Meridian (Pty), Ltd. ("Meridian"), and relied upon the audit report of Nitin Mittal & Co. ("Nitin Mittal") respecting SGRP's Indian subsidiary, SPAR Krognos Marketing Private Limited ("Krognos").  Since then Company has engaged the local principal independent accountants for SGRP's subsidiaries in Mexico and South Africa, and Rehmann has assumed audit responsibility for SGRP's subsidiary in India, each of which is described below.  These changes were due to changes in their respective significance to the Company's consolidated financial statements.

The Company believes that its Indian subsidiary, Krognos, is not significant to the Company's consolidated financial statements and was not significant in either 2011 or 2012, and that a local audit is not and was not necessary.  Nitin Mittal did the local audit for Krognos in 2011 even though the Company does not believe it was necessary to do such a local audit.  Although Nitin Mittal did not resign, did not decline to stand for re-election and was not dismissed from the Company's audit engagement respecting Krognos in 2012, the Company decided to not re-engage Nitin Mittal for the Krognos 2012 audit, and Rehmann agreed to assume the 2012 audit responsibility for Krognos.

The Company believes that in 2012 Todopromo became more significant to the Company's consolidated financial statements, due in part to 2012 being its first full year as part of the Company, and accordingly a full (i.e., U.S. GAAP and PCAOB compliant) local audit was deemed appropriate. In order to provide the 2012 audit of Todopromo, on January 14, 2013 the Company engaged Gossler, Sociedad Civil, Member Crowe Horwath International ("CHG-MX"). It is important to note that CHG-MX was the audit firm that did the local audit procedures for Todopromo respecting 2011.  The Company believes this to be more of a reallocation in the engagement scopes of Rehmann and CHG-MX than an actual change in accountants.

The Company also believes that in 2012 Meridian became significant to the Company's consolidated financial statements, both as a result of internal growth and its acquisition in September 2012 of a new consolidated subsidiary in South Africa, CMR Meridian (Pty) Ltd. ("CMR"). In light of such anticipated increasing significance, the Company on January 16, 2013 engaged BDO South Africa Inc. ("BDO-SA") to provide the requested audits of Meridian and CMR in South Africa respecting 2012. BDO-SA did not previously provide any services to Meridian or CMR.

Rehmann did not resign, did not decline to stand for re-election and was not dismissed from the Company's audit engagements respecting Todopromo or Meridian.  Instead, the scope of its engagement changed to encompass reliance on the new full (i.e., U.S. GAAP and PCAOB compliant) local audits instead of its past reliance on local procedures.

The engagement of CHG-MX and BDO-SA, and the reallocation of audit responsibility to Rehmann from Nitan Mittal, was approved by SGRP's Audit Committee and Board of Directors.  In deciding to recommend the engagement of CHG-MX and BDO-SA to SGRP's Board of Directors, the Audit Committee of SGRP and management of the Company reviewed auditor independence and existing commercial relationships with CHG-MX and BDO-SA, and concluded that CHG-MX and BDO-SA had no commercial relationships with the Company that would impair its independence.   During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of the filing of this Report, neither the Company nor anyone acting on its behalf has consulted with CHG-MX or BDO-SA on any matters or events set forth in Item 304(a)(2) of Regulation S-K.  However, CHG-MX did perform certain procedures respecting Todopromo in Mexico for Rehmann in connection with its 2011 audit of the Corporation's consolidated financial statements.

During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of this Report there have been (i) no adverse opinions, disclaimers of opinion or qualifications as to uncertainty, audit scope or accounting principles contained in any report by Rehmann or Nitin Mittal on the Corporation's consolidated financial statements, (ii) no unresolved "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Corporation and Rehmann or Nitin Mittal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (iii) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

On Going Auditor Review and Selection

The Audit Committee and management are engaged in a competitive process to review and select its principal independent accountants for 2013 and invited nine prominent independent accounting firms (including Rehmann) to participate and submit proposals to serve as the Corporation's principal independent accountants for 2013.  The Audit Committee and management of the Corporation have asked for and are reviewing those proposals to ensure that its principal independent accounts have the requisite depth of experience and global capacity to efficiently deal with the issues faced by the Corporation, as well as the required independence, as the Corporation's business is expanding domestically and internationally, its business and accounts have become increasingly complex, and accounting rules, government regulations and tax complications have become ever more burdensome.

The Audit Committee will confirm or choose the Corporation's principal independent accounting firm for 2013 at the end of such review process.  Since that process is unfinished and Rehmann has been the Corporation's principal independent accountants for a number of years, the Corporation is asking its stockholders for their advisory vote ratifying the tentative selection of Rehmann as the Corporation's principal independent accountants for 2013, and Rehmann may continue in that capacity if so chosen by the Audit Committee at the end such review process.  However, if at the end of such review process Rehmann is not chosen to continue as the Corporation's principal independent accountants, then Rehmann will not conduct the Corporation's 2013 audit, whether or not the stockholders have ratified Rehmann pursuant to Proposal 2.

During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of the filing of this Proxy Statement there have been (i) no adverse opinions, disclaimers of opinion or qualifications as to uncertainty, audit scope or accounting principles contained in any report by Rehmann on the Corporation's consolidated financial statements, (ii) no unresolved "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K) between Rehmann and the Corporation on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (iii) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Required Vote

A resolution will be submitted to stockholders at the 2013 Annual Meeting for the ratification, on an advisory basis, of the Audit Committee's appointment of Rehmann as the Company's principal independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2013. The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting in person or by proxy will be required to adopt this resolution. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

If the advisory resolution selecting Rehmann as the Company's principal independent registered public accounting firm is adopted by the stockholders, the Audit Committee and Board nevertheless retain the discretion to select different auditors should they subsequently deem it in the Company's best interests. Any such future selection need not be submitted to a vote of stockholders.

If the stockholders do not ratify the appointment, on an advisory basis, of Rehmann, or if Rehmann should decline to act or otherwise become incapable of acting, or if Rehmann's employment is discontinued, SGRP's Audit Committee will appoint an independent registered public accounting firm for the year ending December 31, 2013 (which may nevertheless be Rehmann should the Audit Committee subsequently deem Rehmann's appointment in the Company's best interests).  Please also see On Going Auditor Review and Selection, above.

THE BOARD OF DIRECTORS AND AUDIT COMMITTEE EACH BELIEVE THAT THE APPOINTMENT OF REHMANN ROBSON AS THE COMPANY'S PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND EACH UNANIMOUSLY RECOMMEND A VOTE "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Corporation provide its stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of the Company's named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Compensation Policy

The Corporation believes that its compensation packages should (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company's performance objectives, and (iv) align the interests of its directors, executives and employees with those of its stockholders (the "Company's Compensation Objectives"). The Compensation Committee oversees the existing and proposed compensation plans, policies and practices of the Company, reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, and reviews and approves all director and executive officer compensation, to endeavor to meet the Company's Compensation Objectives.

The Corporation believes that the interests of its executives should be closely aligned with those of its stockholders. The Corporation's executive compensation has three primary elements, which are fixed base salaries, annual performance-based bonuses and long term equity incentives. In balancing these elements, the Corporation endeavors to strike an appropriate balance among the Company's annual performance, its long-term growth objectives, its ability to attract and retain qualified executive officers and the expense of such compensation. The Corporation believes it should compensate each executive for their individual work and achievements, which it endeavors to do through the salaries and individual discretionary bonuses described below. In addition the Corporation rewards each executive for their contributions to the Corporation's achievement of short-term business objectives, operational and performance goals, through the annual cash and stock option incentive bonuses described below. Grants of stock options under the Company's 2008 Stock Compensation Plan (described below) are incentives for each executive to make long-term contributions to the value of the Corporation. The Corporation considers all elements of compensation when determining the total salaries and incentives for its executives, but once determined for a particular year such elements are generally independent of each other (e.g, salary will not be affected by the size of bonuses or value of stock based awards).

Determining Compensation

Each year the Compensation Committee receives compensation recommendations for base salary, bonuses and possible stock options for its executives from its Chief Executive Officer, Gary S. Raymond, and carefully reviews and (to the extent they deem appropriate) adjusts them before approving them. These recommendations are developed by management through employee evaluations, development of business goals and input from its executives. The Corporation also provides a stock purchase plan, 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives). In addition certain executives are party to severance agreements discussed below.  The Corporation believes that it pays competitive compensation packages that allow it to attract and retain quality executives.

In setting base salaries, the Corporation considers individual performance (including the satisfaction of duties and accomplishment of previously established short-term and long-term objectives) and various subjective criteria (including initiative, dedication, growth, leadership and contributions to overall department and corporate performance).  Executive officer salaries and salary increases are recommended by Mr. Raymond and reviewed and approved by the Compensation Committee.

The Corporation's executive officers are eligible for annual cash and stock option bonuses based upon their individual performance, the Company's achievements of certain specific operating results or increases in stockholder value and a discretionary amount based on the overall contribution of the officer to the corporation during the year.  During or before the beginning of each year Mr. Raymond and the Compensation Committee establish bonus criteria for each of those officers based principally on the Company's achievement of specific performance goals during the year.  The type of goal, thresholds and awards may vary among the executives based on their specific area of expertise and responsibilities. However, each goal is specifically designed to generate additional profit, increase revenue or otherwise increase stockholder value. Ranges are generally specified for the goals with corresponding cash and stock option bonuses specified for achievement. If a specified level for a goal is achieved, as determined by the Corporation and reviewed by the Compensation Committee, the applicable executives are entitled to the corresponding cash and stock option bonuses.  All executive officer bonus plans are recommended by Mr. Raymond and reviewed and approved by the Compensation Committee.

Please see "EXECUTIVE OFFICERS, COMPENSATION, DIRECTORS AND OTHER INFORMATION" and "EXECUTIVE COMPENSATION, EQUITY AWARDS OPTIONS", below, for the compensation and benefits received by the Company's named executive officers during 2012.

Advisory Vote

The vote on Proposal 3 is advisory, which means that the vote on executive compensation is not binding on the Corporation, the Board or its Compensation Committee. The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company's named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.  To the extent there is a significant vote against the Corporation's named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the Corporation's stockholders concerns.

Accordingly, the Corporation asks its stockholders to vote on the following resolution at the Annual Meeting:

"RESOLVED, that the Corporation's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure."

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 - ADVISORY VOTE ON THE FREQUENCY THAT THE CORPORATION
HOLDS THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

As a result of the Dodd-Frank Act, Section 14A of the Exchange Act requires that the Corporation provide its stockholders with the opportunity to vote, on a nonbinding advisory basis, for their preference as to how frequently they vote in the future on the compensation of the Company's named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC.  Although it is not required to do so, the Corporation currently intends to hold this "frequency vote" every year.

The Corporation's stockholders may indicate whether they would prefer to conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board has determined that an annual advisory vote on executive compensation will permit the Corporation's stockholders to provide direct input each year on the Corporation's executive compensation philosophy, policies and practices as disclosed in this Proxy Statement, which is consistent with the Corporation's efforts to engage in an ongoing dialogue with the its stockholders on executive compensation and corporate governance matters.

This vote is advisory, which means that the vote on executive compensation is not binding on the Corporation, the Board or its Compensation Committee. The Corporation recognizes that the stockholders may have different views as to the best approach for the Corporation, and therefore the Corporation looks forward to hearing from the its stockholders as to their preferences on the frequency that the Corporation should hold an advisory vote on executive compensation.

The Board and its Compensation Committee will consider the outcome of the frequency vote.  However, when considering the frequency of future advisory votes on executive compensation, the Board and its Compensation Committee may decide that it is in the best interests of the Corporation's stockholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by the Corporation's stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years (or abstain) when voting in response to the resolution set forth below.

The proxy card provides stockholders with the opportunity to choose among four options (to hold the compensation vote every one, two or three years, or to abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE OPTIOIN OF HOLDING THE ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY YEAR AS THE PREFERRED FREQUENCY.

THE BOARD OF DIRECTORS OF THE CORPORATION

The Board of Directors of the Corporation (the "Board") is responsible for overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the "Company"), both directly and through its committees (See "Corporate Governance", below).  The current members of the Board are set forth below, and each director is a nominee for election at the 2013 Annual Meeting:

Name	Age	Position with SPAR Group, Inc.
Gary S. Raymond	54	Chief Executive Officer and President
Robert G. Brown	70	Chairman and Director
William H. Bartels	69	Vice Chairman and Director
Jack W. Partridge (1)	67	Director and Chairman of the Compensation Committee
Lorrence T. Kellar (1)	76	Director and Chairman of the Audit Committee
C. Manly Molpus (1)	71	Director and Chairman of the Governance Committee
Arthur B. Drogue (1)	65	Director

(1) Member of the Governance, Compensation and Audit Committees

Gary S. Raymond serves as the Chief Executive Officer, President and a Director of SGRP and has held such positions since July 9, 2007.  Mr. Raymond served in senior management capacities at Proctor and Gamble, The Gillette Company, Duracell, The White Rain Company and Revlon.  Mr. Raymond was general manager of Gillette's North American operations and was an active member of Duracell's global business team.

Robert G. Brown serves as the Chairman and a Director of SGRP (and former Chief Executive Officer and President) and has held such positions since July 8, 1999, the effective date of the merger of the SPAR Marketing Companies with PIA Merchandising Services, Inc. (the "Merger"). Prior to the Merger, Mr. Brown served as the Chairman, President and Chief Executive Officer of the SPAR Marketing Companies since 1979.

William H. Bartels serves as the Vice Chairman and a Director of SGRP and has held such positions since July 8, 1999 (the effective date of the Merger). Prior to the Merger, Mr. Bartels served as the Vice Chairman, Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies since 1979.

Jack W. Partridge serves as a Director of SGRP and has done so since January 29, 2001. He has served as the Chairman of the Compensation Committee of SGRP since May 9, 2003, and also is a member of the Audit Committee and Governance Committee. Mr. Partridge, now retired, served as President of Partridge & Associates, Inc. from 2000 to 2012. He previously served as Vice Chairman of the Board of The Grand Union Company from 1998 to 2000. Mr. Partridge's service with Grand Union followed a distinguished 23-year career with The Kroger Company, where he served as Group Vice President, Corporate Affairs, and as a member of the Senior Executive Committee, as well as various other executive positions. He has provided leadership for a broad range of civic, cultural and industry organizations.  He currently serves as a member of the board of Checkpoint Systems, Inc. and is a director of the Scottsdale Unified Schools Foundation.

Lorrence T. Kellar serves as a Director and the Chairman of the Audit Committee of SGRP and has done so since April 2, 2003.  Mr. Kellar also is a member of the Compensation Committee and Governance Committee. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger's real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for Kmart and then as Vice President of Continental Properties Company, Inc., a retail real estate developer, until November 2009. Mr. Kellar also serves on the boards of Multi-Color Corporation and Frisch's Restaurants and is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet.

C. Manly Molpus serves as a Director of SGRP and has done so since August 9, 2006.   He has served as the Chairman of the Governance Committee since May 29, 2008, and he also is a member of the Audit Committee and Compensation Committee.  Mr. Molpus was formerly President, Chief Executive Officer and a Director of the Grocery Manufacturers Association, based in Washington, D.C.  Previously, Mr. Molpus served as President and Chief Executive Officer of the American Meat Institute and was Vice President of Corporate Affairs for The Kroger Co., the nation's largest supermarket company.  Mr. Molpus serves as Senior Advisor to Levick Strategic Communications Company and as a Member of the CPG Advisory Board of Procurian, a leading provider of procurement outsourcing services.  He formerly served on the USDA/USTR Agriculture Policy Advisory Committee for Trade.  In 2007 he was the recipient of the Food Marketing Institute's William H.  Albers Award for leadership in improving relationships in all segments of the food industry and the Grocery Manufacturing Associations' Hall of Achievement Award.

Arthur B. Drogue serves as a Director of SGRP and has done so since January 1, 2013.  He is a member of the Audit Committee, Compensation Committee and Governance Committee.  Mr. Drogue was Senior Vice President of Customer Development for the America's at Unilever during 2009 and 2010. Prior to that, he led Unilever's U.S. Customer Development organization through eight years of outstanding growth and earnings success while merging five separate companies into one of the world's preeminent Consumer Packaged Goods companies with over $45 billion in annual sales.  His previous professional experience includes senior management positions at Best Foods, Nabisco, Northeastern Organization [NEO] Inc., and General Mills.  Mr. Drogue also has held positions on several corporate and industry boards and has received numerous awards for his achievements. He currently serves on the Board of Ruiz Foods and is an Operating Partner at Raptor Consumer Fund.

EXECUTIVE OFFICERS OF THE CORPORATION

Set forth in the table below are the names, ages and current offices held by all executive officers of SGRP. For biographical information regarding Gary S. Raymond, Robert G. Brown and William H. Bartels (See - The Board of Directors of the Corporation, above).

Name	Age	Position with SPAR Group, Inc.
Gary S. Raymond	54	Chief Executive Officer, President and Director
Robert G. Brown	70	Chairman and Director
William H. Bartels	69	Vice Chairman and Director
James R. Segreto	64	Chief Financial Officer, Secretary and Treasurer
Kori G. Belzer	47	Chief Operating Officer
Patricia Franco	52	President of the SPAR International Merchandising Services Division

James R. Segreto serves as Chief Financial Officer, Secretary and Treasurer of SGRP and has done so since December 14, 2007. Prior to his current position Mr. Segreto served as Vice President and Controller of SGRP since July 8, 1999, the effective date of the Merger.  Mr. Segreto served as Chief Financial Officer for Supermarket Communications Systems, Inc. from 1992 to 1997 and LM Capital, LLP from 1990 to 1992. Prior to 1992, he served as Controller of Dorman Roth Foods, Inc.

Kori G. Belzer serves as the Chief Operating Officer of SGRP and has done so since January 1, 2004. s From 2000 through 2003, Ms. Belzer served as the Chief Operating Officer of SPAR Management Services, Inc. ("SMSI"), and SPAR Marketing Services, Inc. ("SMS"), each an affiliate of SGRP (See - Transactions with Related Persons, Promoters and Certain Control Persons, below). From 1997 to 2000, Ms. Belzer served as Vice President Operations of SMSI and as Regional Director of SMSI from 1995 to 1997. Prior to 1995, she served as Client Services Manager for SPAR/Servco, Inc.

Patricia Franco serves as the President of the SPAR International Merchandising Services Division and has done so since January 1, 2004.  She also served as Chief Information Officer of the Company from 2004 through August 2012.  Prior to 2004 Ms. Franco served in various management capacities with SPAR Infotech, Inc. ("SIT"), SMS and their affiliates and informally served the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of SGRP's common stock as of March 28, 2013, by: (i) each person (or group of affiliated persons) who is known by SGRP to own beneficially more than 5% of SGRP's Common Stock; (ii) each of SGRP's directors; (iii) each of the Named Executive Officers in the Summary Compensation Table; and (iv) SGRP's directors and such Named Executive Officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares of common and preferred stock shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	See Note #	Percentage (12)
Common Shares	Robert G. Brown (1)	7,468,145	(2)	34.4%
Common Shares	William H. Bartels (1)	5,395,492		24.8%
Common Shares	Gary S. Raymond (1)	352,775	(3)	1.6%
Common Shares	Jack W. Partridge (1)	161,886	(4)	*
Common Shares	Jerry B. Gilbert (1)(13)	158,043	(5)	*
Common Shares	Lorrence T. Kellar (1)	153,804	(6)	*
Common Shares	C. Manly Molpus (1)	70,452	(7)	*
Common Shares	Arthur B. Drogue (1)(14)	-	-	-
Common Shares	James R. Segreto (1)	178,273	(8)	*
Common Shares	Kori G. Belzer (1)	226,351	(9)	*
Common Shares	Patricia Franco (1)	188,756	(10)	*
Common Shares	Richard J. Riordan 300 South Grand Avenue, Suite 2900 Los Angeles, California 90071	1,209,922	(11)	5.6%

Common Shares	Executive Officers and Directors	14,353,976	-	66.1%

*	Less than 1%

(1)	The address of such owners is c/o SPAR Group, Inc. 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604.

(2)	Mr. Brown's beneficial ownership includes 178,016 shares held by Jean Brown in her 401(k) and Roth IRA accounts.

(3)
Mr. Raymond's beneficial ownership includes 250,000 shares issuable upon exercise of options.   It does not include 60,000 unvested shares of restricted stock awarded to Mr. Raymond in March 2011 or 25,000 unvested shares of restricted stock awarded to Mr. Raymond in August 2012 - see Note 4 to the Summary Compensation Table, below.

(4)	Mr. Partridge's beneficial ownership includes 144,642 shares issuable upon exercise of options.

(5)	Mr. Gilbert's beneficial ownership includes 144,958 shares issuable upon exercise of options.

(6)	Mr. Kellar's beneficial ownership includes 147,656 shares issuable upon exercise of options.

(7)	Mr. Molpus' beneficial ownership includes 69,352 shares issuable upon exercise of options.

(8)	Mr. Segreto's beneficial ownership includes 112,875 shares issuable upon exercise of options.

(9)	Ms. Belzer's beneficial ownership includes 212,855 shares issuable upon exercise of options.

(10)	Ms. Franco's beneficial ownership includes 169,125 shares issuable upon exercise of options.

(11)	Share ownership was confirmed with SGRP's stock transfer agent.

(12)
Percentage ownership is based on the total number of shares of Common Stock outstanding (20,474,043 shares) and the number of shares of Common Stock beneficially owned (including Common Stock currently obtainable under vested options, indirectly owned through retirement plans and beneficially owned by certain family members) by such person or group, in each case as of March 28, 2013.

(13)	Mr. Gilbert retired as a director on December 31, 2012.

(14)	Mr. Drogue joined the Board as a director on January 1, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act ("Section 16(a)") requires SGRP's directors and certain of its officers and persons who own more than 10% of SGRP's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in their ownership of SGRP's Common Stock with the Commission. Insiders are required by Commission regulations to furnish SGRP with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it for the year ended December 31, 2012, or written representations from certain reporting persons for such year, SGRP believes that its Insiders complied with all applicable Section 16(a) filing requirements for such year, with the exception that Mr. Brown untimely filed two reports on Form 4 respecting three transactions.  All such Section 16(a) filing requirements have since been completed by each of the aforementioned individuals.

Transactions with Related Persons, Promoters and Certain Control Persons

SGRP's policy respecting approval of transactions with related persons, promoters and control persons is contained in the SPAR Group Code of Ethical Conduct for its Directors, Senior Executives and Employees Amended and Restated (as of) August 1, 2012 (the "Ethics Code").  Article V of the Ethics Code generally prohibits each "Covered Person" (including SGRP's officers and directors) from engaging in any business activity that conflicts with his or her duties to the Company, and directs each "Covered Person" to avoid any activity or interest that is inconsistent with the best interests of the SPAR Group, in each case except for any "Approved Activity" (as such terms are defined in the Ethics Code).  Examples of violations include (among other things) having any ownership interest in, acting as a director or officer of or otherwise personally benefiting from business with any competitor, customer or vendor of the Company other than pursuant to any Approved Activity.  Approved Activities include (among other things) any contract with an affiliated person (each an "Approved Affiliate Contract") or anything else disclosed to and approved by SGRP's Board of Directors (the "Board"), its Governance Committee or its Audit Committee, as the case may be, as well as the ownership, board, executive and other positions in SMS, SMSI, SIT, NMA and others (as defined and described below) held by certain directors, officers or employees of SGRP or their family members.  The Company's senior management is generally responsible for monitoring compliance with the Ethics Code and establishing and maintaining compliance systems, including conflicting relationships and transactions, subject to the review and oversight of SGRP's Governance Committee as provided in clause IV.11 of the Governance Committee's Charter, and SGRP's Audit Committee as provided in clause I.2(l) of the Audit Committee's Charter.  The Governance Committee and Audit Committee each consist solely of independent outside directors.

SGRP's Audit Committee has the specific duty and responsibility to review and approve the overall fairness of all material related-party transactions.  The Audit Committee receives every affiliate contract and amendment thereto for its review and approval (to the extent approval is given), and each contract is periodically (often annually) again reviewed, in accordance with the Audit Charter, the Ethics Code, the rules of the Nasdaq Stock Market, Inc. ("Nasdaq"), and other applicable law to ensure that the overall economic and other terms will be (or continue to be) no less favorable to the Company than would be the case in an arms-length contract with an unrelated provider of similar services (i.e., its overall fairness).  The Audit Committee periodically reviews and has approved all of the related party relationships and transactions described below.

Mr. Robert G. Brown, a Director, the Chairman and a major stockholder of SGRP, and Mr. William H. Bartels, a Director and the Vice Chairman of the Company and a major stockholder of SGRP, are the sole stockholders of SPAR Marketing Services, Inc. ("SMS") and SPAR Management Services, Inc. ("SMSI").  Mr. Brown is the sole stockholder of SPAR InfoTech, Inc. ("SIT").  Mr. Brown is a director and officer of SMS and SIT.  Mr. Bartels is a director and officer of SMSI.

SMS and SMSI provided approximately 98% of the domestic merchandising specialist field force used by the Company for both the years ended December 31, 2012 and 2011, respectively, and approximately 93% of the domestic field management used by the Company at a total cost of approximately $24 million and $22 million for the years ended December 31, 2012 and 2011, respectively.  Pursuant to the terms of the Amended and Restated Field Service Agreement dated as of January 1, 2004, as amended in 2011, the Company received merchandising services from SMS through the use of approximately 7,300 field merchandising specialists.  SMS also furnishes (without charge) approximately 200 handheld computers used by field merchandising specialists in the performance of various merchandising and marketing services in the United States, which the Company estimates has an aggregate value of approximately $2,000 to $3,000 per month. Pursuant to the terms of the Amended and Restated Field Management Agreement dated as of January 1, 2004, in 2011, the Company received management services from SMSI through the use of 55 full-time national, regional and district managers.  For those services, the Company has agreed to reimburse SMS and SMSI for their total costs of providing those services and to pay SMS and SMSI each a premium equal to 4% of their respective total costs (the "Plus 4 % Compensation").  Those costs include all field expenses of SMS, all payroll and employment tax expenses of SMSI and all legal and other administrative expenses paid by either of them. The net total Plus 4% Compensation earned by SMS and SMSI for services rendered was approximately $914,000 and $836,000 for the years ended December 30, 2012 and 2011, respectively.  The Company also provides certain administrative services directly to SMS and SMSI, without charge, for accounting, human resource and legal services, which the Company believes is more efficient if paid directly, and would otherwise have been subject to cost plus reimbursement.  The value of these services was approximately $416,000 and $390,000 for the years ended September 30, 2012 and 2011, respectively.

No salary reimbursements for Mr. Brown or Mr. Bartels are included in such reimbursable costs or Plus 4% Compensation. However, since SMS is a "Subchapter S" corporation and is owned by Messrs. Brown and Bartels, all income from SMS and SMSI is allocated to them.

National Marketing Services, LLC ("NMS"), is a consolidated domestic subsidiary of the Company and is owned jointly by SGRP through its indirect ownership of 51% of the NMS membership interests and by National Merchandising of America, Inc. ("NMA"), through its ownership of the other 49% of the NMS membership interests.  (See Note 13 to the Consolidated Financial Statements in the 2012 Annual Report- Purchase  of Interests in Subsidiaries.)  Mr. Edward Burdekin is the Chief Executive Officer and President and a director of NMS and also is an executive officer and director of NMA.  Ms. Andrea Burdekin, Mr. Burdekin's wife, is the sole stockholder and a director of NMA and a director of NMS.

NMA is expected to provide substantially all of the domestic merchandising specialist field force used by NMS.  Pursuant to the terms of the Field Services Agreement dated as of July 31, 2012, as amended (the "NMA Services Agreement"), NMS will receive merchandising services from NMA through the use of approximately 1,100 field merchandising specialists.  For those services, the Company has agreed to reimburse NMA for its total costs of providing those services and to pay NMA a premium equal to 2% of its total costs (the "Plus 2% Compensation").  Those costs include all field expenses, payroll and employment tax expenses of NMA but exclude certain field merchandiser taxes and legal and other administrative expenses.  Accordingly, no salary reimbursement for Mr. Burdekin or Ms. Burdekin are included in such reimbursable costs or Plus 2% Compensation.

NMS commenced operations as of September 1, 2012.  NMA provided all of the domestic merchandising specialist field force used by NMS and 5% of the total domestic merchandising specialist field force used by the Company (including NMS) for the four month period ended December 31, 2012.  The total Plus 2% Compensation earned by NMA for services rendered was approximately $31,000 for the four month period ended December 31, 2012.

In connection with the approval of those related party agreements with NMA, the Board approved, based (in part) on the recommendation and approval of its Governance Committee (which is comprised solely of independent directors), the restated Ethics Code.  As a result, the newly approved NMA Field Services Agreement is, and the previously approved affiliate contracts continue to be, exempted from various conflict prohibitions in the Ethics Code.  The Ethics Code changes were not intended to substantively alter the code's existing prohibitions and exceptions applicable to the directors and executive officers of SGRP.

The Company continues to purchase services from SMS, SMSI and NMA because it believes the terms it receives from them are at least as favorable to the Company as it could obtain from non-affiliated providers of similar services.  The Company believes it is the largest and most important customer of SMS, SMSI and NMA (and from time to time may be their only customer), and accordingly the Company is able to negotiate better terms, receives more personal and responsive service and is more likely to receive credits and other financial accommodations from SMS, SMSI and NMA than the Company could reasonably expect to receive from an unrelated service provider who has significant other customers and business.  The Company periodically evaluates these fees and rates charged by comparable national labor sourcing firms to serve as a comparison to the rates charged by SMS, SMSI and NMA.  The most recent such survey showed that the rates negotiated with SMS, SMSI and NMA are in fact slightly less than those charged by unrelated vendors providing similar services.  Based on an analysis performed by management, the Company believes that its cost of revenue would have increased by at least $800,000 and $650,000 for the years ended December 31, 2012 and 2011, respectively, if the Company would have instead used an unaffiliated entity to provide comparable services at the surveyed rates.  All affiliate contracts are reviewed and approved by SGRP's Audit Committee, as described above.  See also Item 1A in the 2012 Annual Report- Dependence Upon and Cost of Services Provided by Affiliates and Potential Conflicts in Services Provided by Affiliates, above.

The following transactions occurred between the Company and the above affiliates (in thousands):

	Year Ended December 31,
	2012	2011
Services provided by affiliates:
Field merchandiser services (SMS)	$19,236	$17,555

Field management services (SMSI)	$4,538	$4,283

Field merchandiser services (NMA)	$1,601	$-

Handheld computer leases (SMS)	$-	$77

Total services provided by affiliates	$25,375	$21,915

Accrued expenses due to affiliates (in thousands):	December 31,
	2012	2011
Total accrued expenses due to affiliates	$705	$1,092

In July 1999, SMF, SMS and SIT entered into a perpetual software ownership agreement providing that each party independently owned an undivided share of and had the right to unilaterally license and exploit their "Business Manager" Internet job scheduling software (which had been jointly developed by such parties), and all related improvements, revisions, developments and documentation from time to time voluntarily made or procured by any of them at its own expense. In addition, SPAR Trademarks, Inc. ("STM"), SMS and SIT entered into separate perpetual trademark licensing agreements whereby STM has granted non-exclusive royalty-free licenses to SIT and SMS (and through them to their commonly controlled subsidiaries and affiliates by sublicenses, including SMSI) for their continued use of the name "SPAR" and certain other trademarks and related rights of STM, a wholly owned subsidiary of SGRP. SMS and SMSI provide services to the Company, as described above, and SIT no longer provides services to the Company and does not compete with the Company.

Through arrangements with the Company, SMS, SMSI and other companies owned by Mr. Brown or Mr. Bartels participate in various benefit plans, insurance policies and similar group purchases by the Company, for which the Company charges them their allocable shares of the costs of those group items and the actual costs of all items paid specifically for them. All such transactions between the Company and the above affiliates are paid and/or collected by the Company in the normal course of business.  As an accommodation, the Company also provides certain accounting, human resource and similar administrative services to SIT and certain other affiliates of Robert G. Brown and William H. Bartels, at a nominal cost.

In addition to the above, SMSI purchases insurance coverage for worker compensation, casualty and property insurance risk for itself, SMS (and through SMS under contacts with its field merchandising specialists) and the Company from Affinity Insurance, Ltd. ("Affinity").  SMSI owns minority (less than 1%) equity interest in Affinity, and Mr. Robert G. Brown is a director of Affinity.  The Affinity insurance premiums for such coverage are ultimately charged to SMSI, SMS (and through SMS to its covered field merchandising specialists) and the Company based on the contractual arrangements of the parties.

On December 31, 2010, there were 338,801 shares of SGRP's Series A Preferred Stock owned by a non-SGRP retirement plan whose trustee is and beneficiaries include Robert G. Brown (who is a co-founder, director, executive officer and significant stockholder of SGRP), and there were 215,601 shares of SGRP's Series A Preferred Stock owned by a non-SGRP retirement plan whose trustee is and beneficiaries include William H. Bartels (who also is a co-founder, director, executive officer and significant stockholder of SGRP), which shares collectively constituted all of the outstanding shares of Series A Preferred Stock issued by SGRP. Those shares were originally purchased pursuant to subscription agreements on March 31, 2008, and September 24, 2008, at the closing Nasdaq bid price of SGRP's  Common Stock for the preceding trading day, which was $1.12 per share for the March purchases and $0.86 per share for the September purchases.  Each share of SGRP's Series A Preferred Stock could be converted into one share of SGRP's Common Stock (at the rate of one to one), at the option of the holder and without further consideration, and accumulated dividends at the rate of ten percent per annum.  SGRP's Audit Committee and Board of Directors each reviewed and unanimously approved this transaction, including the pricing, conversion and other terms of the Preferred Stock and the affiliated relationship of the parties. The offer,  sale and conversion of such Preferred Stock were  not  registered under the Securities Act or other securities laws, as they were a non-public offer and sale made in reliance upon (among other things) Section 4 (2) of the Securities Act.

On or before March 10, 2011, Mr. Brown and Mr. Bartels, as trustees of those plans, each had requested that their plan's preferred shares be converted into SGRP's Common Stock in accordance with its terms, and in order to facilitate conversion of those shares by payment of all accrued and unpaid dividends, on March 10, 2011, SGRP's Board of Directors (i) fixed March 10, 2011, as the applicable record date for determination of the holders of the SGRP's Series A Preferred Stock eligible to receive such dividends, (ii) declared a dividend on such SGRP's Series A Preferred Stock equal to the accrued and unpaid dividends thereon, payable in shares of SGRP's Common Stock valued at their market value ($2.34 per share) on such record date, and (iii) authorized the issuance of the shares of SGRP's Common Stock necessary to effect such conversion (554,402 shares) and accrued dividend payment (54,584 shares) in consideration of the preferred shares surrendered and the accrued dividends thereby satisfied.  As a result of such conversions and stock dividends, on March 11, 2011, Mr. Brown's plans received 372,158 shares of SGRP's Common Stock (33,357 shares of which were for accrued dividends) and Mr. Bartels' plan received 236,828 shares of SGRP's Common Stock (21,227 shares of which were for accrued dividends).

In the event of any material dispute in the business relationships between the Company and SMS, SMSI, SIT or NMA it is possible that Mr. Brown, Mr. Bartels or Mr. Burdekin may have one or more conflicts of interest with respect to these relationships and such dispute could have a material adverse effect on the Company.

CORPORATE GOVERNANCE

Board Structure, Leadership and Risk Oversight

The Board of Directors of the Corporation (the "Board") is responsible for the overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the Company"), both directly and through its committees (as described below), pursuant to the authority conferred by the Corporation's by-laws, charters and policies and by applicable law.  The Board's responsibilities include (without limitation) the appointment and oversight of the Company's executive officers.

The Board believes its leadership role for the Company is strengthened by having a majority of its members be independent directors, who meet regularly as an independent body and provide leadership through their industry experience and knowledge and the actions of the independent committees they chair, and by having its two largest stockholders and Chief Executive Officer as members of the Board.  The Board also has established separate positions for the Chairman of the Board (the "Chairman") and for its Chief Executive Officer (who also is its President), which they believe better enables the Chairman to focus his efforts on long term strategic development and planning for the Company and Board leadership and the Chief Executive Officer to focus his time and energy on managing the Company's sales and operations.  The Board believes this leadership structure has enhanced its ability to effectively carry out its responsibilities on behalf of the Corporation's stockholders as well as its oversight of the Company's management and overall corporate governance.  Mr. Robert G. Brown is the Corporation's Chairman (as well as one of its co-founders and executive officers and a significant stockholder), and Mr. Gary S. Raymond is the Company's Chief Executive Officer and President.

The Board is actively involved in the oversight of risks that could affect the Company, both directly with respect to the most significant risks facing the Company (including material strategic, market or operational risks) and through its committees.  The Board has established and delegated certain risk and other oversight responsibilities to the Audit Committee pursuant to the Audit Charter, the Compensation Committee pursuant to the Compensation Charter and the Governance Committee pursuant to the Governance Charter, as defined and more fully described below under the headings "Audit Committee", "Compensation Committee" and "Governance Committee".  Risk oversight is conducted primarily through the Audit Committee, but also is conducted through the Compensation Committee or Governance Committee, as applicable.

To assist the Board and its Committees in their respective oversight roles, the Company's Chief Executive Officer brings members of the Company's management from various business or administrative areas into meetings of the Board or applicable Committee from time to time to make presentations and to answer questions and provide insight to the members, including insights into areas of potential risk.  Each Committee endeavors to satisfy its responsibilities through its receipt and review of regular reports directly from officers responsible for oversight of particular risks within the Company, direct communications by the Committee or its Chairman with the Corporation's senior management, independent principal accountants (in the case of the Audit Committee) and counsel respecting such matters and related risks, its executive sessions, and its reports (generally through its Chairman) to the full Board respecting the Committee's considerations and (if applicable) actions and recommendations regarding such matters and risks as deemed appropriate.

The Audit Committee is responsible for overseeing the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company and regularly considers (among other things) financial, reporting, internal control, related party, legal and other issues and related risks material to the Company.  The Compensation Committee is responsible for overseeing and regularly considers the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company.  The Governance Committee is responsible for overseeing and regularly considers the nomination of directors and committee members for the Board and the corporate documents and governance policies and practices of the Company.

The Audit Committee, Compensation Committee and Governance Committee each consist solely of independent outside directors.  Mr. Lorrence T. Kellar is Chairman of the Audit Committee, Mr. Jack W. Partridge is Chairman of the Compensation Committee, and Mr. C. Manly Molpus is Chairman of the Governance Committee.

Board Meetings

The Board meets regularly to receive and discuss operating and financial reports presented by management of SGRP and its advisors. During the year ended December 31, 2012, the Board held four meetings in person and two meeting by telephone. Each incumbent Director is required to attend 75% of the board meetings.  In 2012, all incumbent members attended at least 75% of the meetings.

Board Size

On April 20, 2009, the Board reduced the size of the Board from eight directors to seven directors.  Accordingly, there are only seven nominees for election as Directors at the 2013 Annual Meeting.  The Board can increase or decrease the size of the Board at any time, and any vacancy (including those caused by an increase in Board size) can be filled by the Board without an election or eliminated by a reduction in Board size.

Committees

From time to time the Board may establish permanent standing committees and temporary special committees to assist the Board in carrying out its responsibilities. Currently, SGRP has three permanent standing committees; the Audit Committee, the Compensation Committee and the Governance Committee.  An audit committee is required by the Nasdaq Stock Market, Inc. ("Nasdaq"), the Securities and Exchange Commission (the "SEC"), and applicable law. While SGRP is not similarly required to have either a compensation committee or governance committee, certain responsibilities assigned to these committees in their respective charters are required to be fulfilled by independent directors.

The standing committees of the Board are the Audit Committee of the Board (the "Audit Committee"), the Compensation Committee of the Board (the "Compensation Committee"), and the Governance Committee of the Board (the "Governance Committee"), as provided in the Corporation's Restated By-Laws (See Limitation of Liability and Indemnification Matters, below).

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company, the integrity of the Company's consolidated financial statements, the audits of the financial statements of the Company and the Company's compliance with legal and regulatory requirements and disclosure. The specific functions and responsibilities of the Audit Committee are set forth in the written Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Audit Charter"), approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 18, 2004. The Audit Committee also is given specific functions and responsibilities by and is subject to the rules and regulations of Nasdaq ("Nasdaq Rules") and of the SEC (the "SEC Rules"), the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and other applicable law, which are reflected in the Audit Charter. You can obtain and review a current copy of the Audit Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Audit Charter was amended and restated to reflect the evolution of the Audit Committee's expanding responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to all audit committees.  The Audit Committee reviews and reassesses the Audit Charter annually and recommends any needed changes to the Board for approval.  The Audit Committee's most recent review was in August of 2012, when it determined no changes were then needed in the Audit Charter.

The Audit Committee (among other things and as more fully provided in the Audit Charter):

(a)	Serves as an independent and objective party to monitor the Company's financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;

(b)
Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (hereinafter referred to as the "Company's Independent Accountants");

(c)	Resolves disagreements between the Company's senior management and the Company's Independent Accountants regarding financial reporting;

(d)	Communicates directly with the Company's Independent Accountants;

(e)	Reviews and appraises the audit efforts of the Company's Independent Accountants, including the plans for and scope of the audit, the audit procedures to be utilized and results of the audit;

(f)	Provides an open avenue of communication among the Company's Independent Accountants, the Company's financial and senior management and the Board;

(g)
Reviews and approves, in advance, all non-audit services to be performed by the Company's Independent Accountants, either individually or through policies and procedures for particular types of services to be performed within specified periods;

(h)	Reviews the performance, qualifications and independence of the Company's Independent Accountants;

(i)	Reviews the financial reports and other financial information provided by SGRP to any governmental body or the public;

(j)	Encourages continuous improvement of, and fosters adherence to, the Company's accounting, disclosure and similar control policies, procedures and practices at all levels; and

(k)	Reviews and approves the overall fairness of all material related-party transactions.

The Audit Committee currently consists of Messrs. Kellar (its Chairman), Molpus, Partridge and Drogue, each of whom has been determined by the Governance Committee and the Board to meet the independence requirements for Audit Committee members under Nasdaq Rule 4200(a)(14). In connection with his re-nomination as a Director, the Governance Committee and the Board re-determined that Mr. Kellar was qualified to be the "Audit Committee financial expert" as required by applicable law and the SEC Rules.

During the year ended December 31, 2012, the Audit Committee met four times in person and five times by telephone.  All incumbent members attended at least 75% of the meetings.

See the Report of the Audit Committee of the Board of Directors, below.

Compensation Committee

The Compensation Committee assists the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company, through which the Company endeavors to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment while facilitating the business strategies and long-range plans of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Compensation Charter"), approved and recommended by the Compensation Committee and Governance Committee and adopted by the Board on May 18, 2004. The Compensation Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law. You can obtain and review a current copy of the Compensation Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Compensation Charter was adopted to reflect the evolution of the Compensation Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to compensation committees.  The Compensation Committee reviews and reassesses the Compensation Charter annually and recommends any needed changes to the Board for approval.  The Compensation Committee's most recent review was in August of 2012, when it determined no changes were then needed in the Compensation Charter.

The Compensation Committee (among other things and as more fully provided in the Compensation Charter):

(a)
Oversees the existing and proposed compensation plans, policies and practices of the Company, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to (i) attract and retain quality directors, executives and employees, (ii) provide total compensation competitive with similar companies, (iii) reward and reinforce the attainment of the Company's performance objectives, and (iv) align the interests of SGRP's directors and the Company's executives and employees with those of SGRP's stockholders (the "Company's Compensation Objectives");

(b)	Reviews the Company's existing and proposed Compensation Objectives from time to time and recommends to the Board any necessary or desirable changes or additions to such objectives;

(c)	Reviews the performance of and establishes the compensation for the Company's senior executives; and

(d)
Oversees the Company's stock option, stock purchase and other benefit plans and severance policies, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice.

The Compensation Committee currently consists of Messrs. Partridge (its Chairman), Kellar, Molpus and Drogue, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rule 4200(a)(14).

During the year ended December 31, 2012, the Compensation Committee met four times in person and one time by telephone.  All incumbent members attended at least 75% of the meetings.

Governance Committee

The Governance Committee assists the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate documents and governance policies and practices of the Company. The specific functions and responsibilities of the Governance Committee are set forth in the written Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Governance Charter"), approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. The Governance Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law, which are reflected in the Governance Charter. You can obtain and review a current copy of the Governance Charter on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.  The Governance Charter was adopted to reflect the evolution of the Governance Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to governance committees.  The Governance Committee reviews and reassesses the Governance Charter, Nomination Policy and Ethics Code (as such terms are defined below) annually and recommends any needed changes to the Board for approval.  The Governance Committee's most recent review was in August of 2012, when it determined no changes were then needed in the Governance Charter, Nomination Policy and Ethics Code.

The Governance Committee (among other things and as more fully provided in the Governance Charter):

(a)
Oversees the identification, vetting and nomination of candidates for directors of SGRP and the selection of committee members, reviews their qualifications (including outside director independence) and recommends any proposed nominees to the Board;

(b)	Oversees SGRP's organizational documents and policies and practices on corporate governance and recommends any proposed changes to the Board for approval; and

(c)
Oversees the Company's codes of ethics and other internal policies and guidelines and monitors the Company's enforcement of them and incorporation of them into the Company's culture and business practices.

The Governance Committee currently consists of Messrs. Molpus (its Chairman), Kellar, Partridge and Drogue, all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rule 4200(a)(14).

During the year ended December 31, 2012, the Governance Committee met four times in person and one time by telephone.  All incumbent members attended at least 75% of the meetings.

Director Nominations: Experience, Integrity, Diversity and other Criteria

The Governance Committee oversees the identification, vetting and nomination of candidates for directors and the selection of committee members, the review of their qualifications (including outside director independence), and recommends any proposed nominees to the Board in accordance with the Governance Charter and with the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004 (the "Nomination Policy"), as approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

The Nomination Policy requires that a majority of the directors of the Board and all members of its Audit Committee, Compensation Committee and Governance Committee satisfy the independence requirements applicable to Audit Committee members under the applicable Nasdaq Rules. Each of the Audit Charter, Compensation Charter and Governance Charter also contain the same requirements that all of their respective members satisfy such independence requirements.

The Nomination Policy identifies numerous characteristics believed important by the Board for any nominee for director and provides that each nominee for director should possess as many of them as practicable. These desirable characteristics include (among other things) the highest professional and personal ethics and integrity, sufficient time and attention to devote to Board and Committee duties and responsibilities, strong relevant business and industry knowledge and contacts, and business and financial sophistication, common sense and wisdom, the contribution to the diversity of perspectives in the Board and its Committees, and the ability to make informed judgments on a wide range of issues, the ability and willingness to exercise and express independent judgments, and the apparent ability and willingness to meet or exceed the Board's performance expectations.  The Nomination Policy specifically recognizes the desirability of ethnic, racial, gender and geographic diversity for the Board but does not specify any metrics for evaluating potential candidates in that regard.  However, the Governance Committee takes all relevant factors (including such diversity) into account in when identifying and evaluating candidates for Board membership.

Performance expectations for each director have also been established by the Board in the Nomination Policy, including (among other things) the director's regular preparation for, attendance at and participation in all meetings (including appropriate questioning), support and advice to management in his areas of expertise, maintenance of focus on the Board's agenda, understanding the business, finances, plans and strategies of Company, professional and collegial interaction, acting in the best interests of the Company and the stockholders, compliance with the Company's applicable ethics codes.

Candidates for vacant positions on the Board may be suggested to the Governance Committee from time to time by its members or by officers or other directors of the Corporation.  The Governance Committee generally will consider recommending the re-nomination of incumbent directors in accordance with the Nomination Policy, provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations.  The Nomination Policy reflects the Board's belief that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of SGRP, and that the value of these benefits may outweigh many other factors. However, the Governance Committee is not required to recommend to the Board the nomination of any eligible incumbent director for re-election.  See also Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below.

In considering the potential director nominee slate (including incumbent directors) to recommend to the Board, the Nomination Policy directs the Governance Committee to take into account: (i) the benefits of incumbency, as noted above; (ii) any perceived needs of Board, any Committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (iii) the collegiality of Board members; (iv) the need for independent directors or financial experts under that Policy or applicable law for the Board or its Committees; (v) any other requirements of applicable law; and (vi) the desirability of ethnic, racial, gender and geographic diversity. The Governance Committee will consider proposed nominees from any source, including those properly submitted by stockholders (See Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

Each potential nominee for director is required to complete and submit an officers' and directors' questionnaire as part of the process for making director nominations and preparation of SGRP's annual report and proxy statement. With new nominees, the process also may include interviews and background checks.

The seven nominees for director were reviewed, approved and recommended by the Governance Committee, were nominated by the Board and are all incumbents. Based on their respective officers' and directors' questionnaires, the Governance Committee and Board each determined that Mr. Jack W. Partridge, Mr. Lorrence T. Kellar, Mr. C. Manly Molpus and Mr. Arthur B. Drogue are independent directors under Nasdaq Rules, as required by the Nominations Policy and the committee charters, and that Mr. Lorrence T. Kellar is an "audit committee financial expert" under SEC Rules, as required by such rules and the Audit Charter.

Ethics Codes

SGRP has adopted codes of ethical conduct applicable to all of its directors, officers and employees, as approved and recommended by the Audit Committee and Governance Committee and adopted by the Board, in accordance with Nasdaq Rules. These codes of conduct (collectively, the "Ethics Code") consist of: (1) the Code of Ethical Conduct for the Directors, Senior Executives and Employees, of SPAR Group, Inc., Amended and Restated (as of) August 1, 2012; and (2) Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information, as amended and restated on May 1, 2004, and as further amended through March 10, 2011. Both Committees were involved because general authority over the Ethics Codes shifted from the Audit Committee to the Governance Committee with the adoption of the committee charters on May 18, 2004. However, the Audit Committee retained the express duty to review and approve the overall fairness of all material related-party transactions. You can obtain and review current copies of such code and policy on the Company's web site (www.sparinc.com), which are posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

Limitation of Liability and Indemnification Matters

The Corporation's Certificate of Incorporation, as amended, eliminates the liability of all directors to the Corporation and its stockholders for monetary damages for breaches of their fiduciary duties as directors to the maximum extent such liability can be eliminated or limited under the Delaware General Corporation Law, as amended (the "DGCL"), which applies to the Corporation as a Delaware corporation.  The DGCL permits a certificate of incorporation to include a provision eliminating such personal liability of its directors, and such elimination is effective under the DGCL, except that such liability currently may not be eliminated or limited under the DGCL (i) for any breach of their duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

The Corporation's Restated By-Laws (as hereinafter defined) provide that the Corporation must indemnify each of its current and former directors, executive officers and other designated persons (including those serving its affiliates in such capacities at the Corporation's request), and may in the Board's discretion indemnify the other current and former officers, employees and other agents of the Corporation and its subsidiaries, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding to the fullest extent permitted by Delaware law (see below).  The Restated By-Laws also provide that the Corporation must advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, subject to such person's agreement to the extent required by the DGCL under the circumstances to reimburse the Corporation if such person is not entitled to indemnification.  The Restated By-Laws and these mandatory indemnification provisions were approved and recommended by the Governance Committee and adopted by the Board of Directors of the Corporation in order to conform to the current practices of most public companies and to attract and maintain quality candidates for its directors and management, and are included in the Amended and Restated By-Laws of SPAR Group, Inc., Dated as of May 18, 2004, as amended (the "Restated By-Laws").  A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Corporation's web site (www.sparinc.com).

Section 145 of the DGCL provides that the Corporation (as a Delaware corporation) has the power to indemnify under various circumstances anyone who is or was serving as a director, officer, employee or agent of the Corporation or (at its request) another corporation, partnership, joint venture, trust or other enterprise, which includes indemnification against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), but only if (i) such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, (ii) in the case of any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful, and (iii) in the case of any suit by or in the right of the Corporation in which the person is adjudged to be liable to the Corporation, the applicable court determines such person is nevertheless fairly and reasonably entitled to such indemnification under the circumstances.  Section 145 of the DGCL also permits the Corporation to pay or advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, and requires that the Corporation indemnify such person for such unpaid expenses upon a successful defense of such action, suit or proceeding.

The Company maintains director and officer liability insurance that (subject to deductibles, maximums and exceptions) covers most liabilities arising out of the acts or omissions of any officer, director, employee or other covered person, both for the benefit of the Company and the direct benefit of its directors and officers, regardless of whether the Restated By-Laws or DGCL Section 145 would permit indemnification of the matters covered by such insurance.  The Restated By-Laws and DGCL Section 145 expressly permit the Corporation to secure such insurance and expressly provide that their respective indemnification provisions are not exclusive of any other rights to which the indemnified party may be entitled, including such insurance.

At present, there is no pending action, suit or proceeding involving any director, officer, employee or agent of the Company in which indemnification will be required or permitted.  The Company is not aware of any overtly threatened action, suit or proceeding that may result in a claim for such indemnification.

EXECUTIVE OFFICERS, COMPENSATION, DIRECTORS AND OTHER INFORMATION

Stock Compensation Plans

SGRP currently grants options to its eligible directors, officers and employees and certain employees of its affiliates to purchase shares of Common Stock issued by SGRP ("SGRP Shares") pursuant to the 2008 Stock Compensation Plan (as amended, the "2008 Plan").  SGRP also has granted stock options that continue to be outstanding under various predecessor stock option plans (each a "Prior Plan").  The Prior Plans consist of the following: the Amended and Restated 1995 Stock Option Plan (the "1995 Plan"); and the 2000 Stock Option Plan ("2000 Plan"), which succeeded the 1995 Plan.  Each Prior Plan will continue to be outstanding for the purposes of any remaining outstanding options issued under it for so long as such options are outstanding.  As described below, SGRP also has the authority to issue other types of stock-based awards under the 2008 Plan, but to date has only issued restricted stock in addition to such options.

The Company believes that it is desirable to align the interests of SGRP's directors, executives, employees and consultants with those of its stockholders through their ownership of SGRP Shares.  Although the Company does not require its directors, executives, employees or consultants to own SGRP Shares, the Corporation believes that it can help achieve this objective by providing long term equity incentives through the issuance to its directors, executives, employees or consultants of options to purchase SGRP Shares and other stock-based awards pursuant to the 2008 Plan (as defined below) and facilitating the purchase of SGRP Shares at a modest discount by all of its executives, employees and consultants who elect to participate in its Employee Stock Purchase Plan (as defined below).  In particular, the Company believes that the award of options to purchase SGRP Shares to such directors, executives, employees and consultants encourages growth in their ownership of SGRP Shares, which in turn leads to the expansion of their stake in the long-term performance and success of the Company.

SGRP's stockholders approved and adopted the 2008 Plan in May of 2008, as the successor to the Prior Plans with respect to all new options issued, and an amendment to the 2008 Plan in May of 2009, permitting the discretionary repricing described below. The 2008 Plan provides for the granting of either incentive or nonqualified stock options to purchase SGRP Shares, restricted SGRP Shares, and restricted stock units, stock appreciation rights and other awards based on SGRP Shares ("Awards") to SGRP Directors and the Company's specified executives, employees and consultants (which are employees of certain of its affiliates), although to date SGRP has not issued any permissible form of award other than stock options.  Unless terminated sooner as provided therein, the 2008 Plan will terminate on May 28, 2018, which is ten years from the 2008 Plan Effective Date, and no further Awards may be made under it.  However, any existing Awards made prior to such termination will continue in accordance with their respective terms and will continue to be governed by the 2008 Plan.  Stock options granted under the 2008 Plan have a maximum term of ten years, except in the case of incentive stock options granted to greater than 10% stockholders (whose terms are limited to a maximum of five years), and SGRP has generally issued options having maximum terms.

The 2008 Plan limits the number of SGRP Shares that may be covered by Awards ("Outstanding Covered Shares") to 5,600,000 SGRP Shares in the aggregate (the "Maximum Covered Shares"), which Outstanding Covered Shares for this purpose consist of the sum of (i) the SGRP Shares covered by all Awards issued under the 2008 Plan on or after May 29, 2008 ("New Awards"), plus (ii) and the SGRP Shares covered by all stock options issued at any time under the 2000 Plan or 1995 Plan to the extent they were still outstanding on May 29, 2008 ("Continuing Awards").  SGRP Shares covered by New Awards or Continuing Awards that expire, lapse, terminate, are forfeited, become void or otherwise cease to exist (other than as a result of exercise) are no longer Outstanding Covered Shares, are added back to remaining availability under the Maximum Covered Shares and thus become available for new Award grants, while those SGRP Shares covered by exercised New Awards or Continuing Awards continue to be Outstanding Covered Shares and are not added back to, and thus continue to reduce, the remaining availability under the Maximum Covered Shares under the 2008 Plan.  The Outstanding Covered Shares and Maximum Covered Shares (as well as the SGRP Shares covered by a particular Award) are all subject to certain adjustments that may be made by the Compensation Committee upon the occurrence of certain changes in the Corporation's capitalization or structure as provided in the 2008 Plan.  Except for the adjustments described above, an increase in the Maximum Covered Shares requires the consent of the SGRP stockholders under the terms of the 2008 Plan and Exchange Rules.

The 2008 Plan (as amended in 2009) gives SGRP's Compensation Committee the full authority and complete flexibility from time to time to designate and modify (in its discretion) one or more of the outstanding awards (including their exercise and base prices and other components and terms) to (among other things) restore their intended values and incentives to their holders. However, the exercise price, base value or similar component (if equal to SGRP's full stock price at issuance) of any award cannot be lowered to an amount that is less than the Fair Market Value (as defined in the 2008 Plan) on the date of the applicable modification, and no modification can adversely affect an awardee's rights or obligations under an award without the awardee's consent. No further consent of SGRP's stockholders is required for any repricing or other modification of any outstanding or other aware under the 2008 Plan, including those previously issued under predecessor plans.  Awards have only been repriced once (in 2009) to date pursuant to this authority.

Stock options and other stock based awards under the 2008 Plan may be issued from time to time by SGRP in its discretion to the Company's executives and other employees and generally are included in the annual incentive plans of SGRP's executives.  The Company's management may present recommendations for such awards to the Compensation Committee at any of its regular quarterly meetings, although recently most recommendations have been made at the August meeting other than those for new employees.  The Chairman of the Board or the Compensation Committee may make those recommendations respecting Mr. Raymond, Mr. Raymond as Chief Executive Officer makes those recommendations respecting Mr. Segreto, Ms. Belzer and Ms. Franco, as well as for any new officer, and each of those executives in turn are allocated potential option shares for their departments and make recommendations respecting those under their supervision (subject to review and approval by Mr. Raymond).  In recommending to the Compensation Committee the actual number of options (and options shares covered) or other stock based award to be granted to each individual, the person making the recommendation makes an assessment of the individual's contribution to the Company's overall performance, the individual's successful completion of a special project, and any significant increase or decrease in the participant's abilities, responsibilities and performance of his or her duties.  The Compensation Committee reviews and discusses managements' recommendations at its meeting and determines whether and to what extent to approve and grant the proposed stock option or other stock based awards to executives and employees of the Company pursuant to the 2008 Plan.

A more complete description of the 2008 Plan is contained in SGRP's Summary Description and Prospectus dated August 24, 2009, as filed with the SEC as an exhibit to SGRP's Schedule TO on August 25, 2009.  A more complete description of the 2009 option repricing exchange described above is contained in SGRP's Offer to Exchange Certain Outstanding Stock Options for New Stock Options dated August 24, 2009 (including its exhibits and incorporated documents), as filed with the SEC in SGRP's Schedule TO on August 25, 2009.  You can obtain and review a copy of that prospectus, the full 2008 Plan and such Offer to Exchange on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Stock Plans sub-tab.

The stock options issued under the 2008 Plan are typically "nonqualified" (as a tax matter), have a ten (10) year maximum life (term) and vest during the first four years following issuance at the rate of 25% on each anniversary date of their issuance.  SGRP has the authority to issue other types of stock-based awards under the 2008 Plan, but to date has only issued restricted stock in addition to stock options. The Company accounts for its employee and affiliate employee stock option expense as compensation expense in the Company's consolidated financial statements when the stock options are granted, as now required by applicable accounting principles. Share-based compensation cost is measured on the grant date, based on the fair value of the award calculated at that date, and is recognized over the requisite service period, which generally is the options' vesting period. Fair value is calculated using the Black-Scholes option pricing model.

Summary of 2012 Stock Compensation Plan Activities

	Outstanding Options
Plan	Beginning Balance	Granted	Exercised	Cancelled	December 31, 2012 Balance
2008 Plan	2,734,624	430,000	(229,765)	(38,700)	2,896,159
2000 Plan	184,608	–	(10,874)	(8,500)	165,234
Total	2,919,232	430,000	(240,639)	(47,200)	3,061,393

	Restricted Stock
Plan	Beginning Balance at 1/1/2012	Shares Granted during 2012	Shares Vested during 2012	Shares Cancelled during 2012	Unvested Restricted Stock shares outstanding at 12/31/2012
2008 Plan	100,000	–	20,000	–	80,000
2008 Plan	–	25,000	–	–	25,000

Based upon the Black-Scholes calculation, share-based compensation expense related to employee and non-employee stock option grants totaled $434,000 and $418,000 for the years ended December 31, 2012 and 2011, respectively. The unamortized expense as of December 31, 2012, was approximately $860,000 for outstanding stock option grants. The impact of the total share-based compensation expense on basic/diluted earnings per share was $0.01 for both years ended December 31, 2012 and 2011.

On May 18, 2012, 40,000 new stock option grants were issued to non-employee directors at an exercise price of $1.23, which represents the fair market value of a share of the Company's common stock on May 18, 2012, as determined in accordance with the Company's 2008 Stock Compensation Plan.  The estimated stock compensation expense is $41,400, which will be recognized ratably over the one-year vesting period.

During 2012, 390,000 new stock option grants were issued to employees, officers, and certain employees of its affiliate at an average exercise price of $1.10, which represents the fair market value of a share of the Company's common stock on August 1, 2012, as determined in accordance with the Company's 2008 Stock Compensation Plan.  The estimated stock compensation expense is $336,700, which will be recognized ratably over the four-year vesting period.

Pursuant to the 2008 Plan, SGRP's Compensation Committee authorized a restricted SGRP common stock award of 100,000 shares on March 10, 2011 (the "2011 RS Award"), and 25,000 shares on August 1, 2012 (the "2012 RS Award"), as additional compensation to Gary S. Raymond, the Company's Chief Executive Officer and President.  The restricted shares vest in five equal parts on each of the five anniversaries following the award date (20,000 shares a year in the case of the 2011 RS Award, which started to vest on March 10, 2012, and 5,000 shares a year in the case of the 2012 RS Award, which starts to vest on August 1, 2013), so long as Mr. Raymond continues to be so employed by the Company on the applicable vesting date.  If Mr. Raymond leaves such employment, he will lose his right to receive any unvested shares.  The compensation expense related to each such award will be amortized by the Company over the five (5) year vesting period, starting on the issuance date of each award (March 10, 2011, and August 1, 2012, respectively).  The Company recorded compensation expenses for the period ended December 31, 2012, of $46,844 for the 2011 RS Award and $1,961 for the 2012 RS Award.

Stock Purchase Plans

In 2001, SGRP adopted its 2001 Employee Stock Purchase Plan (the "ESP Plan"), which replaced its earlier existing plan, and its 2001 Consultant Stock Purchase Plan (the "CSP Plan"). These plans were each effective as of June 1, 2001. The ESP Plan allows employees of the Company, and the CSP Plan allows employees of the affiliates of the Company (See Transactions with Related Persons, Promoters and Certain Control Persons, above), to purchase SGRP's Common Stock from SGRP without having to pay any brokerage commissions. On August 8, 2002, SGRP's Board approved a 15% discount for employee purchases of Common Stock under the ESP Plan and recommended that its affiliates pay 15% of the value of the stock purchased as a cash bonus for affiliate consultant purchases of Common Stock under the CSP Plan.

Potential Severance Payments upon a Change-In-Control and Termination

In order to retain and motivate certain highly qualified executives in the event of a "Change-in-Control", the Corporation has entered into a separate Amended and Restated Change in Control Severance Agreement in substantially the same form (each a "CICSA") in December 2008 with each of William H. Bartels, its Vice Chairman, Gary S. Raymond, its President and Chief Executive Officer, James R. Segreto, its Chief Financial Officer, Secretary and Treasurer, Kori G. Belzer, its Chief Operating Officer, and Patricia Franco, its President of the SPAR International Merchandising Services Division, which amended and restated substantially similar prior agreements from July 2007 in the case of Mr. Raymond and March 2007 in the case of the other executives.  Each CICSA provides that the applicable executive will receive a lump sum severance payment if both (1) a "Change in Control" occurs (which includes certain changes in ownership as well as the hiring of a new Chairman or Chief Executive Officer who was not an executive on the date of the CICSA), and (2) within the "Protected Period" the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause" (as such terms are defined in the applicable CICSA).  The Protected Period is equal to the greater of 36 months from the date of the CICSA or 24 months from the then most recent Change in Control (which could begin after the end of such 36 month period).  The payment is equal to the sum of (i) the employee's monthly salary times the number of remaining months in the Protected Period following such resignation or termination, plus (ii)  the maximum bonus if any that would have been paid to such employee for any bonus plan then in effect (not to exceed 25% of the employee's annual salary).  Mr. Brown is not a party to a CICSA.  The CICSAs were amended and restated in December 2008 to comply with Section 409A of the Code.

Certain Tax Issues - Internal Revenue Code Section 162(m)

Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of SGRP and its stockholders.

EXECUTIVE COMPENSATION, EQUITY AWARDS AND OPTIONS

Executive Compensation

The following table sets forth all compensation for services rendered to the Company in all capacities for the years ended December 31, 2012 and 2011, except for amounts paid to or by SMS, SMSI and SIT (See - Transactions with Related Persons, Promoters and Certain Control Persons, above), by (i) the Corporation's Chief Executive Officer during the year ended December 31, 2012, and (ii) each of the other three most highly compensated executive officers of the Company, at December 31, 2012 (collectively, the "Named Executive Officers").  The Company does not have any Non-Equity Incentive Compensation Plans other than as part of its individual Incentive Bonus Plans, any pension plans or any non-qualified deferred compensation plans, and accordingly those columns have been omitted.

Summary Compensation Table

Name and Principal Positions	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)		Option Awards ($)(1)	All Other Compensation ($) (2)		Total ($)
(a)	(b)	(c)		(d)	(e)		(f)	(g)		(h)

Gary S. Raymond	2012	222,063		20,000	23,420	(4)	–	32,269	(5)	297,752
Chief Executive Officer,	2011	207,500		25,000	221,295	(4)	–	8,469		462,264
President, and Director

Robert G. Brown	2012	100,000	(3)	–	–		–	13,206		113,206
Chairman of the Board	2011	100,000	(3)	–	–		–	12,504		112,504
and Director

William H. Bartels	2012	104,016	(3)	–	–		–	6,431		110,447
Vice Chairman and Director	2011	100,000	(3)	–	–		–	6,431		106,431

James R. Segreto	2012	161,688		10,000	–		28,990	13,988		214,666
Chief Financial Officer, Treasurer and Secretary	2011	153,750		25,000	–		35,271	13,285		227,306

Kori G. Belzer	2012	179,875		20,000	–		33,821	48,398	(6)	282,094
Chief Operating Officer	2011	173,000		50,000	–		41,150	8,398		272,548

Patricia Franco	2012	161,313		10,000	–		24,158	9,902		205,373
President of the SPAR	2011	156,200		20,000	–		23,514	9,583		209,297
International Merchandising Services Division
_________________

(1)
These are not amounts actually paid to or received by the named executives.  These are option related "compensation expenses" recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC-718-10.  (See Note 2 - Summary of Significant Accounting Policies Stock Based Compensation) to the Company's Consolidated Financial Statements included in the 2012 Annual Report.

(2)
"Other Compensation" represents amounts paid for car allowances, 401(k) matching contributions, and medical, life and long term disability insurance premiums.  Additional elements of "Other Compensation", if any, are noted separately below.

(3)	Does not include amounts paid to SMS, SMSI, SIT and Affinity Insurance Ltd. (See – Transactions with Related Persons, Promoters and Certain Control Persons, above)
(4)
Pursuant to the 2008 Plan, SGRP's Compensation Committee authorized a restricted SGRP common stock award of 100,000 shares on March 10, 2011 (the "2011 RS Award"), and 25,000 shares on August 1, 2012 (the "2012 RS Award"), as additional compensation to Gary S. Raymond, the Company's Chief Executive Officer and President.  The restricted shares vest in five equal parts on each of the five anniversaries following the award date (20,000 shares a year in the case of the 2011 RS Award, which started to vest on March 10, 2012, and 5,000 shares a year in the case of the 2012 RS Award, which starts to vest on August 1, 2013), so long as Mr. Raymond continues to be so employed by the Company on the applicable vesting date.  If Mr. Raymond leaves such employment, he will lose his right to receive any unvested shares.  The compensation expense related to each such award will be amortized by the Company over the five (5) year vesting period, starting on the issuance date of each award (March 10, 2011, and August 1, 2012, respectively).  The Company recorded compensation expenses for the period ended December 31, 2012, of $46,844 for the 2011 RS Award and $1,961 for the 2012 RS Award.

(5)	Mr. Raymond also was deemed to have received $23,800 in "Other Compensation" from the vesting on March 10, 2012,of 20,0000 shares of restricted stock under the 2011 RS Award (see Note 4, above).
(6)
Ms. Belzer also was deemed to have received $40,000 in "Other Compensation" from her exercise on August 29, 2012, of stock options awarded under the 2008 Plan covering 25,000 shares of SGRP Common Stock.

All Other Compensation

The Corporation also provides a 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives).  The Company does not provide any perquisites or other benefits to its Named Executive Officers other than as described above.  The only retirement plan the Company maintains in the United States is its 401(k) Profit Sharing Plan, which is available to all of its employees (See Pension Benefits, below).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options, unvested stock options, restricted stock awards and certain related information for each Named Executive Officer outstanding as of December 31, 2012.

	Stock Option Awards						Restricted Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable at 12/31/12 (#)	Number of Securities Underlying Unexercised Options Not Exercisable at 12/31/12 (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested at 12/31/12 (#)		Market value of shares of stock that have not vested at 12/31/12 ($)
Gary Raymond	05/31/07	100,000	–		$0.91	05/30/17	105,000	(5)	187,200
	08/06/09	120,000	40,000		$0.40	08/06/19
	08/05/10	30,000	30,000	(2)	$1.00	08/05/20

James Segreto	08/06/09	90,375	30,125		$0.40	08/06/19
	08/05/10	15,000	15,000	(2)	$1.00	08/05/20
	08/04/11	7,500	22,500	(3)	$1.23	08/04/21
	08/01/12	–	30,000	(4)	$1.09	08/01/22

Kori Belzer	08/06/09	186,605	70,535		$0.40	08/06/19
	08/05/10	17,500	17,500	(2)	$1,00	08/05/20
	08/04/11	8,750	26,250	(3)	$1.23	08/04/21
	08/01/12	–	35,000	(4)	$1.09	08/01/22

Patricia Franco	11/09/05	15,000	–		$1.10	11/09/15
	08/06/09	141,625	58,625		$0.40	08/06/19
	08/05/10	7,500	7,500	(2)	$1.00	08/05/20
	08/04/11	5,000	15,000	(3)	$1.23	08/04/21
	08/01/12	–	25,000	(4)	$1.09	08/01/22

(1)	Amounts, except as otherwise noted, vest in 2013.
(2)	Amounts vest one half in 2013 and 2014.
(3)	Amounts vest one third in each of 2013, 2014 and 2015.
(4)	Amounts vest one fourth in each of 2013, 2014, 2015 and 2016.
(5)	On March 11, 2013, 20,000 shares vested and were issued toMr. Raymond as of that date. See Note 4 to the Summary Compensation Table, above.

Option Exercises and Stock Vested

Ms. Kori Belzer exercised options for 25,000 shares of SGRP Common Stock in 2012 (See Note 6 to the Summary Compensation Table, above).   20,000 restricted shares of SGRP Common Stock vested in 2012 under the 2011 RS Award to Gary S. Raymond (See Notes 4 and 5 to the Summary Compensation Table, above).

Pension Benefits

The Company does not currently have a pension or retirement plan available to its executives or other employees other than its 401(k) Profit Sharing Plan, which is a tax-qualified defined contribution plan.  The plan has both pre-tax and Roth features, has numerous investment options, generally permits eligible executives and other employees to participate after their first 30 days of employment, is subject to the contribution limits imposed by applicable law, and generally permits withdrawals from time to time in accordance with the plan and applicable law.  Although it is not required to match any contribution, the Company has from time to time made a voluntary fractional match of all contributions.  In 2012, the Company contributed a total of $76,348 to that plan, which was shared by its 130 participants in proportion to their respective contributions.  In 2011, the Company contributed a total of $57,604 to that plan, which was shared by its 144 participants in proportion to their respective contributions.  The Company believes that such plan is an important part of its compensation structure, although the Company currently has no unfunded liabilities or other material obligations under such plan.

Non-Qualified Deferred Compensation

The Company does not currently have any non-qualified deferred compensation plans available to its executives or other employees, and accordingly this table has been omitted.

Compensation of Directors

The following table sets forth all compensation costs of the Corporation for services rendered to it by its directors (other than any Named Executive Officer), and certain other amounts that may have been received by or allocated to them, for the year ended December 31, 2012.  The Corporation has not given restricted stock awards to its directors and does not have pension plans or non-qualified deferred compensation plans for its directors, so those columns have been omitted.

Name	Year	Fees Earned or Paid in Cash ($)(1)	Stock Option Awards (expense) ($) (2)	All Other Compensation ($)	Total ($)	Option Grant Date	Grant Date Fair Value of Stock Option Awards ($) (3)

Jack W. Partridge	2012	45,000	11,664	-	56,664	5/18/2012	$10,890
Jerry B. Gilbert (4)	2012	40,000	11,664	-	51,664	5/18/2012	$10,890
Lorrence T. Kellar	2012	47,500	11,664	-	59,164	5/18/2012	$10,890
C. Manly Molpus	2012	42,500	11,664	-	54,164	5/18/2012	$10,890
Arthur B. Drogue (5)	2012	-	-	-	-	-	-

(1)
Directors Compensation is $40,000 annually (plus an additional $7,500 per annum for the Audit Committee Chairman, an additional $5,000 per annum for the Compensation Committee Chairman and an additional $2,500 for the Governance Committee Chairman).

(2)
These are not amounts actually paid to or received by the named directors.  These are option related "compensation expenses" recognized by the Corporation under generally accepted accounting principles, computed in accordance with ASC-718-10.  See Note 2 (Summary of Significant Accounting Policies Stock Based Compensation) to the Company's Consolidated Financial Statements included in the 2012 Annual Report.

(3)
These are not amounts actually paid to or received by the named directors and are not the "compensation expenses" recognized by the Corporation under generally accepted accounting principles.  These amounts are the full fair value on the grant date of the options awarded as computed in accordance with ASC-718-10 without regard to vesting or service period, and accordingly are likely to be different than the option expense amounts reported in this table.  See Note 2 (Summary of Significant Accounting Policies Stock Based Compensation) to the Company's Consolidated Financial Statements included in the 2012 Annual Report.

(4)	Mr. Gilbert retired as a director on December 31, 2012.
(5)	Mr. Drogue joined the Board as a director on January 1, 2013 and was awarded an option grant to purchase 10,000 shares of the Company's stock at a total compensation expense of $15,103.

Discussion of Directors' Compensation

The Compensation Committee administers the compensation plan for its outside Directors as well as the compensation for its executives. Each member of SGRP's Board who is not otherwise an employee or officer of SGRP or any subsidiary or affiliate of SGRP (each, an "Eligible Director") is eligible to receive the compensation contemplated under the Directors Compensation Plan (as defined below).

The Compensation Committee administers the compensation of directors pursuant to SGRP's Director Compensation Plan for its outside Directors, as approved and amended by the Board (the "Directors Compensation Plan"), as well as the compensation for SGRP's executives.

Under the Directors Compensation Plan, each member of SGRP's Board who is not otherwise an employee or officer of SGRP or any subsidiary or affiliate of SGRP (each a "Non-Employee Director") is eligible to receive director's fees of $40,000 per annum (plus an additional $7,500 per annum for the Audit Committee Chairman, an additional $5,000 per annum for the Compensation Committee Chairman, and an additional $2,500 per annum for the Governance Committee Chairman), payable quarterly in cash.

In addition, upon acceptance of the directorship, each Non-Employee Director receives options to purchase 10,000 shares of SGRP's Common Stock, options to purchase 10,000 additional shares of SGRP's Common Stock after one year of service and options to purchase 10,000 additional shares of SGRP's Common Stock for each additional year of service thereafter granted by the Corporation at the regularly scheduled board meeting which coincides with the Annual Meeting. All options above have an exercise price equal to 100% of the fair market value of SGRP's Common Stock at the date of grant and vest 100% on the first anniversary of grant date.

All of those options to Non-Employee Directors have been granted under the 2008 Plan, under which each member of the Board is eligible to participate. Non-Employee Directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other Board activities.

COMPENSATION PLANS

Equity Compensation Plans

The following table contains a summary of the number of shares of Common Stock of SGRP to be issued upon the exercise of stock options outstanding at December 31, 2012, under the 2008 Plan and the Prior Plans, the weighted-average exercise price of those outstanding stock options, and the number of additional shares of Common Stock remaining available for future issuance of stock options and other stock based awards under the 2008 Plan as at December 31, 2012.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding stock options and stock rights (#)	Weighted average exercise price of outstanding stock options and stock rights ($)	Number of securities remaining available for future issuance of options, rights and other stock based awards (#)

Equity compensation plans approved by security holders	3,061,393	$0.71	996,110
Equity compensation plans not approved by security holders	-	-	-
Total	3,061,393	$0.71	996,110

(1)
Does not include restricted stock awards, which also reduce the number of securities remaining available for future issuance of options, rights and other stock based awards.  See Note 4 to the Summary Compensation Table.

Audit and Compensation Committee Interlocks and Insider Participation

No member of the Board's Audit Committee, Compensation Committee or Governance Committee was at any time during the year ended December 31, 2012, or at any other time an officer or employee of the Company. No executive officer of the Company or Board member serves as a member of the board of directors, audit, compensation or governance committee of any other entity that has one or more executive officers serving as a member of SGRP's Board, Audit Committee, Compensation Committee or Governance Committee, except for the positions of Messrs. Brown and Bartels as directors and officers of the Company (including each of its subsidiaries) and as directors and officers of each of its affiliates, including SMS, SMSI and SIT (See - Transactions with Related Persons, Promoters and Certain Control Persons, above).

 REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The following is the Audit Committee's report submitted to the Board.

Report

Management is responsible for the Company's internal controls and the financial reporting process (as more fully described below).  Rehmann Robson ("Rehmann"), the principal independent auditing firm for the Company, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management of the Company and Rehmann the audited consolidated financial statements of the Company as of December 31, 2012, for each of the two years in the period ended December 31, 2012 and 2011 (the "Consolidated Financial Statements"), as included in the Company's Annual Report on Form 10-K for that period as filed with the Securities and Exchange Commission ("SEC") on April 2, 2013 (the "2012 Annual Report").

In addition, the Audit Committee has discussed with Rehmann the matters required by Codification of Statements on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received and reviewed the written disclosures and the letter from Rehmann required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T. The Audit Committee has discussed Rehmann's independence from the Company with Rehmann. The Audit Committee also discussed with management of the Company and the auditing firm such other matters and received such assurances from them, as the Audit Committee deemed appropriate.

Based on the foregoing review and discussions and a review of the report of Rehmann with respect to the Consolidated Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors that the Consolidated Financial Statements be included in the Company's 2012 Annual Report.

AUDIT COMMITTEE (for the period ended December 31, 2012)

Lorrence T. Kellar, its Chairman, C. Manly Molpus, and Jack W. Partridge

(Mr. Jerry B. Gilbert retired from the Board and Audit Committee on December 31, 2012, and Mr. Arthur B. Drogue joined the Board and the Audit Committee on January 1, 2013.)

MANAGEMENT'S REPORT ON FINANCIAL STATEMENTS

The management of the Company is responsible for the integrity and objectivity of the consolidated financial statements and other related financial information of the Company as of December 31, 2012, for each of the two years in the period ended December 31, 2012 (the "Consolidated Financial Statements"), as included in the Company's Annual Report on Form 10-K for that period as filed with the SEC on April 2, 2013. These financial statements were prepared in accordance with U.S. generally accepted accounting principles, as appropriate under the circumstances and consistently applied. Some of the amounts included in the financial statements are necessarily based on management's best estimates and judgment.

Controls and Procedures

Management's Report on Internal Control Over Financial Reporting

The Company's management is responsible for establishing and maintaining adequate internal control over financial reporting for the registrant, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f).  Management has designed such internal control over financial reporting by the Company to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles in the United States of America.

The Company's management has evaluated the effectiveness of the Company's internal control over financial reporting using the "Internal Control – Integrated Framework (1992)" created by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") framework.  Based on this evaluation, management has concluded that internal controls over financial reporting were effective as of December 31, 2012.

The Company has established a plan, documented and tested its internal controls over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.  However, under applicable Securities Law, the Company is not required to obtain an attestation report from the Company's independent registered public accounting firm regarding internal control over financial reporting, and accordingly such an attestation has not been obtained or included in its 2012 Annual Report.

Management's Evaluation of Disclosure Controls and Procedures

The Company's chief executive officer and chief financial officer have each reviewed and evaluated the effectiveness of the Company's disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) as of the end of the period covered by this report, as required by Exchange Act Rules 13a-15(b) and Rule 15d-15(b). Based on that evaluation, the chief executive officer and chief financial officer have each concluded that the Company's current disclosure controls and procedures are effective to insure that the information required to be disclosed by the Company in reports it files, or submits under the Exchange Act were recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Controls

There were no significant changes in the Company's internal controls, or in other factors that could significantly affect those controls, during  2012 or thereafter through the date of this Proxy Statement that materially affected, or are reasonably likely to materially affect, the Company's internal controls over financial reporting.

Company's Consolidated Financial Statements

The Audit Committee of the Board is responsible for reviewing and monitoring the Company's financial statements and practices to ascertain that they are appropriate in the circumstances. The Audit Committee currently consists of four independent directors.  It meets at least four times a year with representatives of financial management and the independent accountants, both together and separately, to review and discuss audit and financial reporting matters. The independent accountants have direct access to the Audit Committee to review the results of their audit. In addition, at the regular meetings of the Board of Directors, management and the Board discuss, among other things, financial and related matters, as appropriate.  (See Report of the Audit Committee of the Board of Directors, above).

The Company's consolidated financial statements have been audited by Rehmann Robson, independent accountants, as stated in their report. The Company's principal independent accountants are appointed annually by the Audit Committee and confirmed by the Board. Their audit of the Company's consolidated financial statements was made in accordance with generally accepted auditing standards, and such audit included a study and evaluation of the Company's system of internal accounting controls they considered necessary to determine the nature, timing, and extent of the auditing procedures required for expressing an opinion on the Company's consolidated financial statements.

Gary S. Raymond Chief Executive Officer and President	James R. Segreto Chief Financial Officer, Secretary and Treasurer

OTHER BUSINESS

SGRP is not aware of any other business to be presented at the 2013 Annual Meeting. All shares represented by SGRP proxies will be voted in favor of the proposals of SGRP described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, SGRP proxy holders will vote thereon according to their best judgment.

STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), c/o SPAR Group, Inc., 333 Westchester Avenue, South Building, Suite 204, White Plains, New York 10604, and marked "Stockholder Communication".

SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), which is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

In addition, questions may be asked of any director at SGRP's annual stockholders' meeting. SGRP schedules its annual stockholders' meeting on the same day as a regularly scheduled quarterly Board meeting, so all directors generally attend. All of SGRP's directors at the time attended its 2012 annual stockholders' meeting.  The Corporation believes its directors should attend all possible meetings of the Board and its committees and stockholders, but has not specified any required minimum attendance.

Submission of Stockholder Proposals and Director Nominations

For any business, nominee or proposal to be properly brought before an Annual Meeting by a stockholder (acting in his or her capacity as stockholder), the By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2014 annual meeting of stockholders of SGRP must notify SGRP by no later than December 10, 2013.  Such stockholder's notice shall be in the form and contain the substance required under the Restated By-Laws and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after December 10, 2013, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in SGRP's proxy statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2013 Annual Meeting of stockholders.

The Restated By-Laws provide that a stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business, nominee or proposal desired to be brought before the Annual Meeting and the reasons for considering the same at the Annual Meeting, (ii) the name and address, as they appear on SGRP's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of SGRP's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder's notice also must contain (A) the proposed nominee's name and qualifications, including five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements, and board memberships (if any), (B) the reason for such recommendation, (C) the number of shares of stock of SGRP that are beneficially owned by such nominee, (D) a description of any business or other relationship, whether current or at any time within the past three years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors, and (E) a description of any financial or other relationship, whether current or at any time within the past three years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

If it is determined by the Governance Committee or the presiding officer of the Annual Meeting that a stockholder proposal was not made in accordance with the terms of the Restated By-Laws or the applicable SEC Rules or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the Annual Meeting.

ANNUAL REPORTS

A COPY OF SGRP'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2012, IS BEING MAILED TO EACH STOCKHOLDER OF RECORD TOGETHER WITH THIS PROXY STATEMENT.  THE 2012 ANNUAL REPORT INCLUDES A CONFORMED COPY [EXCLUDING EXHIBITS] OF SGRP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SEC ON APRIL 2, 2013.

THE 2012 ANNUAL REPORT (INCLUDING FORM 10-K) IS NOT PART OF SGRP'S SOLICITING MATERIAL.

PROXIES AND SOLICITATION

The proxy accompanying this Proxy Statement is solicited on behalf of the SGRP's Board of Directors. Proxies for the 2013 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) personally or by telephone. The Company will reimburse banks, brokers, custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

By Order of the Board of Directors
James R. Segreto
White Plains, New York April 19, 2013	Secretary, Treasurer and Chief Financial Officer

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SPAR GROUP, INC.

2013 Annual Meeting for Stockholders as of 3/28/2013
To be held at 12:00 P.M. EDT on 5/7/2013

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by Noon Eastern Daylight Time, on May 6, 2013.

Vote by Internet

- Go to **www.envisionreports.com/SGRP**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Vote by mail: Using a **black ink** pen, mark your votes with an X as shown in this example and sign and date your form. Please do not write outside the designated areas. X

2013 Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of SPAR Group, Inc. (the "Corporation"), unanimously recommends a vote FOR all of the nominees listed below to be directors of the Corporation, FOR Proposals 2 and 3 and FOR "One Year" in Proposal 4.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Robert G. Brown	☐	☐	02 - Jack W. Partridge	☐	☐	03 - Lorrence T. Kellar	☐	☐
04 - William H. Bartels	☐	☐	05 - Arthur B. Drogue	☐	☐	06 - C. Manly Molpus	☐	☐
07 - Gary S. Raymond	☐	☐						

	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of Rehmann Robson as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year ending December 31, 2013.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay").	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency").	☐	☐	☐	☐

5. In their discretion, Robert G. Brown, William H. Bartels and Gary S. Raymond, and each of them acting separately, are authorized to consider such other business as may properly come before the 2013 Annual Meeting and to vote either for or against such other business (in whole or in part) as he may determine in his sole discretion.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote by mail to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SPAR GROUP, INC. ON TUESDAY, MAY 7, 2013

The undersigned hereby appoints **Robert G. Brown**, **William H. Bartels** and **Gary S. Raymond**, and each of them acting separately, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 28, 2013, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey, 07201-2114, beginning at 12:00 p.m., Eastern Daylight Time, on Tuesday, May 7, 2013, and at any postponements and adjournments thereof (the "2013 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2013 Annual Meeting, including any adjournments thereof.

SPAR GROUP, INC.

2013 Annual Meeting for Stockholders as of 3/28/2013
To be held at 12:00 P.M. EDT on 5/7/2013

IMPORTANT ANNUAL MEETING INFORMATION

Vote by mail: Using a black ink pen, mark your votes with an X as shown in this example and sign and date your form. Please do not write outside the designated areas. X

2013 Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors of SPAR Group, Inc. (the "Corporation"), unanimously recommends a vote FOR all of the nominees listed below to be directors of the Corporation, FOR Proposals 2 and 3 and FOR "One Year" in Proposal 4.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Robert G. Brown	☐	☐	02 - Jack W. Partridge	☐	☐	03 - Lorrence T. Kellar	☐	☐
04 - William H. Bartels	☐	☐	05 - Arthur B. Drogue	☐	☐	06 - C. Manly Molpus	☐	☐
07 - Gary S. Raymond	☐	☐						

	For	Against	Abstain
2. Ratification, on an advisory basis, of the appointment of Rehmann Robson as the principal independent registered accounting firm for the Corporation and its subsidiaries for their fiscal year ending December 31, 2013.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the Corporation's Proxy Statement (i.e., "say on pay").	☐	☐	☐

	One Year	Two Years	Three Years	Abstain
4. Selection, on an advisory basis, of whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency").	☐	☐	☐	☐

5. In their discretion, Robert G. Brown, William H. Bartels and Gary S. Raymond, and each of them acting separately, are authorized to consider such other business as may properly come before the 2013 Annual Meeting and to vote either for or against such other business (in whole or in part) as he may determine in his sole discretion.

B Authorized Signatures — This section must be completed for your vote by mail to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 5 9 5 8 2 2

01MQMC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SPAR GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SPAR GROUP, INC. ON TUESDAY, MAY 7, 2013

The undersigned hereby appoints **Robert G. Brown**, **William H. Bartels** and **Gary S. Raymond**, and each of them acting separately, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of March 28, 2013, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Corporation to be held at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey, 07201-2114, beginning at 12:00 p.m., Eastern Daylight Time, on Tuesday, May 7, 2013, and at any postponements and adjournments thereof (the "2013 Annual Meeting"), upon the matters stated on the reverse side.

THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR "ONE YEAR" IN PROPOSAL 4, AND EITHER FOR OR AGAINST ANY OTHER MATTER IN THE DISCRETION OF THE PERSON NAMED AS PROXY. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSON NAMED AS PROXY SHALL HAVE FULL DISCRETION TO VOTE FOR OR AGAINST ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2013 Annual Meeting, including any adjournments thereof.